EXHIBIT 24.1

                               POWER OF ATTORNEY

          EACH PERSON WHOSE SIGNATURE APPEARS BELOW HEREBY CONSTITUTES AND APPOINTS JAMES W. GUEDRY AND BARBARA L. SMITHERS, AND EACH OF THEM, HIS OR HER TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM OR HER AND IN HIS OR HER NAME, PLACE AND STEAD, AND IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX THEIR SEAL THERETO AND FILE ANY AND ALL FORM S-8 REGISTRATION STATEMENTS FOR VARIOUS PLANS OF
INTERNATIONAL PAPER FOR ITS EMPLOYEES/DIRECTORS AND FORMER UNION CAMP CORPORATION EMPLOYEES, ON BEHALF OF INTERNATIONAL PAPER COMPANY (THE
"COMPANY"), UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TOGETHER WITH ANY
AND ALL AMENDMENTS THERETO (INCLUDING POST-EFFECTIVE AMENDMENTS) TO SUCH FORM S-8 REGISTRATION STATEMENTS AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO,
AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HEREBY GRANTS TO SUCH ATTORNEYS-IN-FACT AND AGENTS, AND EACH
OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND
THING REQUISITE AND NECESSARY TO BE DONE AS FULLY TO ALL INTENTS AND PURPOSES
AS HE OR SHE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM OR HIS, HER OR THEIR SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE
HEREOF.

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSON IN THE CAPACITIES AND ON THE DATES INDICATED.


Signature                           Title                              Date
---------                           -----                              ----

/s/ JOHN T. DILLON*
-----------------------------   Director and Chairman             March 9, 1999
John T. Dillon                  of the Board
                                (Chief Executive Officer)

/s/ C. WESLEY SMITH*
-----------------------------   Executive Vice President and      March 9, 1999
C. Wesley Smith                 Director


/s/ PETER I. BIJUR*
-----------------------------   Director                          March 9, 1999
Peter I. Bijur


/s/ ROBERT J. EATON*
-----------------------------   Director                          March 9, 1999
Robert J. Eaton


/s/ JOHN A. GEORGES*
-----------------------------    Director                         March 9, 1999
John A. Georges


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


/s/ JAMES A. HENDERSON*
-----------------------------   Director                          March 9, 1999
James A. Henderson


/s/ JOHN R. KENNEDY*
-----------------------------   Director                          March 9, 1999
John R. Kennedy


-----------------------------   Director                          March 9, 1999
Donald  F. McHenry


/s/ PATRICK F. NOONAN*
-----------------------------   Director                          March 9, 1999
Patrick F. Noonan


/s/ JANE C. PFEIFFER*
-----------------------------   Director                          March 9, 1999
Jane C. Pfeiffer


 /s/ CHARLES R. SHOEMATE*
-----------------------------   Director                          March 9, 1999
Charles R. Shoemate


/s/ MARIANNE M. PARRS*
-----------------------------   Senior Vice President and         March 9, 1999
Marianne M. Parrs               Chief Financial Officer


/s/ANDREW R. LESSIN*
-----------------------------   Vice President and Controller     March 9, 1999
Andrew R. Lessin                and Chief Accounting Officer


* By: /s/ JAMES W. GUEDRY
      ---------------------------------
      James W. Guedry, Attorney-in-fact


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